Stock-Based Compensation	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Stock-Based Compensation

6. Stock-Based Compensation

At October 29, 2011, the Company has three equity plans (collectively “Stock Plans”) under which stock options, phantom shares, restricted stock or other stock-based awards may be granted to employees, directors or consultants of the Company. The stock-based compensation cost is measured at the grant date fair value and is recognized as an expense on a straight-line basis over the employee’s requisite service period (generally the vesting period of the equity grant). The Company estimates forfeitures for option grants that are not expected to vest. The stock-based compensation cost recognized in the thirteen and thirty-nine weeks ended October 29, 2011 totaled $2.9 million and $3.9 million, respectively, while $0.3 million and $1.7 million were recorded in the thirteen and thirty-nine weeks ended October 30, 2010, respectively.

On August 18, 2011, the vesting period for the options to purchase 545,333 shares of common stock granted on March 26, 2010 to our Chief Executive Officer (“CEO”) accelerated due to the performance targets achieved by CCMP and certain of their affiliates as disclosed in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-173581), and filed with the SEC. The Company recognized compensation expense in the amount of $2.3 million during the thirteen and thirty-nine weeks ended October 29, 2011 as a result of the accelerated vesting of these options.

On July 14, 2011, the 2011 Equity Incentive Plan (the “2011 Plan”) was approved by the stockholders and became immediately effective. Under the 2011 Plan, awards may be in the form of nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock and other stock-based awards which can be granted to any officers, directors, employees and consultants of the Company. A total of 3,175,365 shares of common stock are authorized for issuance under the 2011 Plan. Awards granted under the 2011 Plan generally vest over three to five years and have a ten-year contractual life.

Stock Options

The following table presents stock options granted, exercised, expired and aggregate intrinsic value under the existing Stock Plans for the thirty-nine weeks ended October 29, 2011.

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		(Per share data)	(in Years)	(In thousands)
Outstanding as of January 29, 2011	2,443,088	$5.23	9
Options granted	872,099	$17.42	10
Options exercised	(140,075)	$3.60	8
Options forfeited or expired	—	—	—

Outstanding as of October 29, 2011	3,175,112	$8.65	9	$55,136

Exercisable at October 29, 2011	1,364,006	$4.51	8	$29,589

During the thirty-nine weeks ended October 29, 2011, 872,099 stock options were granted at an average grant date fair value of $9.65. For stock option exercises during the thirty-nine weeks ended October 29, 2011, cash received, intrinsic value and excess tax benefit totaled $0.5 million, $1.7 million and $0.4 million, respectively.

The fair value of stock options was estimated on the date of grant using the Black Scholes option pricing model using the following weighted average assumptions:

Thirty-Nine Weeks Ended October 29, 2011
Expected volatility(1)	55.9%
Risk-free interest rate(2)	2.0%
Expected term (in years)(3)	6.5
Expected dividend yield	—

(1)	The expected volatility incorporates historical and implied volatility of similar entities whose share prices are publicly available. The Company determined that the use of historical volatility for similar entities represents a more accurate calculation of option fair value than actual Company stock experience because of the limited duration the Company’s stock has been publicly traded.

(2)	The risk-free interest rate was determined based on the rate of Treasury instruments with maturities similar to those of the expected term of the award being valued.

(3)	Represents the period of time options are expected to be outstanding. The weighted-average expected option term was determined using the “simplified method” as allowed by Staff Accounting Bulletin 114, Topic 14. The expected term used to value a share option grant under the simplified method is the midpoint between the vesting date and the contractual term of the share option. This method was used due to the lack of sufficient historical data to provide basis upon which to estimate the expected term.

The following table summarizes information regarding non-vested outstanding options as of October 29, 2011.

	Options	Weighted Average Fair Value at Grant Date
Non-vested as of January 29, 2011	1,757,748	$4.27
Granted	872,099	$9.65
Vested	(818,741)	$4.03
Cancelled	—	—

Non-vested as of October 29, 2011	1,811,106	$6.97

As of October 29, 2011, there was approximately $11.8 million of unrecognized compensation cost related to non-vested stock options that is expected to be recognized over a weighted-average period of 4.1 years. The total fair value of options vested during the thirty-nine weeks ended October 29, 2011 was $3.3 million.

Restricted Stock Awards

On August 5, 2011, the Company granted 9,600 restricted stock awards, with an aggregate fair value of $0.2 million, to certain employees under the 2011 Plan. These restricted stock awards vest in three equal annual installments on each anniversary from the grant date subject to continuous employment of the grantee. The Company determined the fair value of the award based on the closing price of the Company’s stock on the grant date.

6. Stock-Based Compensation

2007 Stock Incentive Plan

In 2007, the Company adopted the Francesca’s Holdings Corporation 2007 Stock Incentive Plan (the “2007 Plan”), to be administered by Board of Directors or a committee designated by its Board of Directors (the “Committee”). Under the 2007 Plan, awards may be in the form of stock options, restricted stock or phantom shares and may be granted to any employee, director or consultant of the Company. With respect to incentive stock options granted, the share exercise price shall not be less than the fair market price on the date of grant. For non-qualified stock options granted, the share exercise price of each option is determined by the compensation committee of the Board of Directors, which considers the estimated fair value of the Company’s stock when setting stock option price as of the date of each grant. The awards generally vest evenly over four to five years and have a ten year contractual term.

The CCMP Acquisition triggered a “Change of Control” that resulted in the acceleration of vesting, in accordance with the provisions of the 2007 Plan, of the 906,000 stock options issued and outstanding. Accordingly, the Company recognized compensation expense of $1.0 million included in selling, general and administrative expenses in the consolidated statements of operations for the fiscal year ended January 29, 2011 related to the accelerated vesting.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2007 Plan increased to 2,105,200 shares. As of January 29, 2011, the Company can no longer grant awards under the 2007 Plan.

2010 Stock Incentive Plan

On February 27, 2010, the Company adopted the Francesca’s Holdings Corporation 2010 Stock Incentive Plan (the “2010 Plan”) to be administered by the Board of Directors or a Committee. Under the 2010 Plan, awards may be in the form of stock options, stock or restricted stock and may be granted to any officers, directors, eligible employees and consultants of the Company. Exercise prices shall not be less than the fair market value of the Company’s common stock at the date of grant as determined by the Board of Directors. The awards generally vest over four to five years and have a ten year contractual term.

On April 28, 2010, the plan was amended to adjust the number of shares available for issuance to account for a 400-for-1 stock split. Accordingly, the number of shares authorized to be issued under the 2010 Plan increased to 2,020,400 shares. As of January 29, 2011 there were 77,312 options remaining that can be granted under the 2010 Plan.

Stock Option Award Modification

In November 2010, the Board of Directors authorized and paid a cash dividend equal to $2.39 per share on its common stock following the issuance of a senior secured credit facility (see Note 5). In accordance with applicable plan documents, stock option holders are entitled to an equitable adjustment to their stock option awards upon, among other events, a recapitalization of the Company. As a result, the Board of Directors approved the reduction of the exercise price of certain outstanding options (724,000 total options) in an amount equal to the per share cash dividend effective on December 12, 2010 to reduce the dilution effect of the cash dividend. No incremental compensation expense was recognized because the fair value of the awards did not increase as a result of the modification. Additionally, the Board of Directors allowed certain stock option holders (1,318,000 total options) to participate in the cash dividend in lieu of stock price adjustment. The Company recognized incremental compensation expense of $0.3 million related to vested options for which the option holders received a cash dividend in lieu of the decrease in exercise price.

Stock Options

The following table presents stock options granted, vested and expired and aggregate intrinsic value under the existing share based compensation plans. The intrinsic value of the stock options was calculated based on a $10.19 estimated fair market value per share of the Company’s common stock as of January 29, 2011.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		(Per share data)	(in Years)	(In thousands)
Outstanding as of January 30, 2010	906,000	$0.94	8
Options granted	1,994,430	$6.18	9
Options exercised	(457,342)	$0.91	9	$—
Options forfeited or expired	—	$—	—	$—

Outstanding as of January 29, 2011	2,443,088	$5.23	9	$12,126

Exercisable at January 29, 2011	685,340	$2.71	7	$5,127

During fiscal years 2010, 2009 and 2008, 1,994,430, 406,000 and 100,000 stock options, respectively, were granted at a weighted-average grant date fair value of $3.99, $2.77 and $0.06, respectively. In fiscal year 2010, proceeds from stock option exercises amounted to $0.5 million while the intrinsic value amounted to $2.5 million.

The fair value of stock options was estimated on the date of grant using Black Scholes option pricing model using the following assumptions:

	2010	2009	2008
Expected volatility	54.2% - 60.6%	85.4%	53.5%
Risk-free interest rate	1.6% - 3.2%	0.9%	3.2%
Weighted average term	6.27 - 6.5	2.00	6.42
Expected dividend yield	—	—	—

The risk-free interest rate was determined based on the rate of Treasury instruments with maturities similar to those of the expected term of the award being valued. The expected dividend yield was based on the Company’s expectations of not paying dividends on its common stock for the foreseeable future. The expected volatility incorporates historical and implied volatility of similar entities whose share prices are publicly available.

Compensation expense for the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009 totaled approximately $2.4 million, $0.1 million and less than $0.1 million, respectively.

The following table summarizes information regarding non-vested outstanding stock options as of January 29, 2011:

	Options	Weighted Average Fair Value at Grant Date
Non-vested as of January 30, 2010	706,000	$1.58
Granted	1,994,430	$3.99
Vested	942,682	$2.09
Cancelled	—	—

Non-vested as of January 29, 2011	1,757,748	$4.04

As of January 29, 2011, there was approximately $7.3 million of total unrecognized compensation cost related to non-vested stock option awards that is expected to be recognized over a weighted-average period of 3.7 years. The total fair value of options vested during the fiscal years ended January 29, 2011, January 30, 2010 and January 30, 2009 was $2.0 million, less than $0.1 million and less than $0.1 million, respectively.